                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 5, 2002




                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       0-19442                06-1118515
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)


48 Monroe Turnpike, Trumbull, Connecticut                           06611
 (Address of principal executive offices)                         (Zip Code)


                                 (203) 459-6000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         The Company's Press Release dated February 5, 2002 announcing its fourth quarter and year-end 2001 results of operations is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99(a)    Earnings Press Release dated February 5, 2002




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  OXFORD HEALTH PLANS, INC.


Date: February 6, 2002                            By:     /s/ MARC M. KOLE
                                                     ---------------------------
                                                              MARC M. KOLE
                                                           Vice President and
                                                        Chief Accounting Officer




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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                                    Page
Number           Description of Document                                  Number
------           -----------------------                                  ------
 99(a)           Earnings Press Release dated February 5, 2002              5




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